Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 dated as of June 5, 2015 (this “Amendment”), to the Credit Agreement, dated as of October 29, 2014 (as amended, modified, extended, restated, replaced, or supplemented from time to time in accordance with its terms prior to the date hereof, the “Credit Agreement”), among MEDNAX, INC., a Florida corporation (the “Borrower”), the Guarantors, the Lenders and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), by and among the Borrower, the Guarantors, the Lenders party hereto and the Administrative Agent. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Borrower has requested an increase of $400,000,000 to the Revolving Committed Amount in the form of an Increased Revolver Commitment pursuant to and on the terms set forth in Section 2.22 of the Credit Agreement;

WHEREAS, each Revolving Lender identified on Schedule 1 hereto (each, an “Incremental Revolving Lender”) has agreed (on a several and not joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a portion of the Increased Revolver Commitment in the amount set forth opposite such Revolving Lender’s name on Schedule 1 hereto (and the total amount of the Increased Revolver Commitment made pursuant to this Amendment shall be $400,000,000);

WHEREAS, the Borrower has requested that Lenders agree to certain amendments and other modifications to the Credit Agreement in order to permit the Amendment No. 1 Increased Revolver Commitment (as defined below);

WHEREAS, the Lenders party hereto, constituting at least the Required Lenders, immediately prior to the Amendment Effective Date (as defined below), have agreed to such amendments and other modifications to the Credit Agreement, subject to the terms and conditions set forth in this Agreement; and

WHEREAS, J.P. Morgan Securities LLC is acting as the lead “left” arranger and bookrunner of this Amendment No. 1 (the “Amendment Lead Arranger”).

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Increased Revolver Commitment

Section 1.1. This Amendment includes an Increased Revolver Commitment referred to in Section 2.22(a)(i) of the Credit Agreement, and the Borrower and each Incremental Revolving Lender agrees that, subject to the satisfaction of the conditions in Article III hereof, on the Amendment Effective Date (as defined below), the portion of the Increased Revolver Commitment held by such Incremental Revolving Lender shall become effective and the total Revolving Commitment of each Incremental Revolving Lender shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall supersede Schedule 2.1(a) to the Credit Agreement, with respect to Revolving Commitments).

ARTICLE II

Required Lender Amendments to Credit Agreement

Section 2.1. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) The cover page of the Credit Agreement is hereby amended by adding “Mizuho Bank, Ltd.” as a Co-Documentation Agent.

(b) Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Amendment No. 1 Effective Date” shall mean June 5, 2015.

“Amendment No. 1 Increased Revolver Commitments” means the obligation, on a several and not joint basis, of the Amendment No. 1 Incremental Lenders to provide Increased Revolver Commitments to the Borrower on and after the Amendment No. 1 Effective Date, in the aggregate principal amount of $400,000,000 pursuant to and on the terms set forth in Section 2.22.

“Amendment No. 1 Incremental Lender” means any Lender that has an Amendment No. 1 Increased Revolver Commitment.

(c) Section 2.22(a) of the Credit Agreement is hereby amended by adding the following immediately after each instance of the term “$300,000,000” occurring therein:

“plus the aggregate principal amount of the Amendment No. 1 Increased Revolver Commitments on the Amendment No. 1 Effective Date”

ARTICLE III

Conditions to Effectiveness

Section 3.1. Effective Date. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which:

(a) The Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by the Borrower, each Guarantor, the Administrative Agent, the Issuing Bank, the Swingline Lender, the Required Lenders, and each Incremental Revolving Lender.

(b) The Administrative Agent shall have received updated financial projections and an officer’s certificates, in each case in form and substance reasonably satisfactory to the Administrative Agent demonstrating that, as of the date hereof (after giving effect to the incurrence of the Increased Revolver Commitment and any borrowings thereunder and the application thereof on a Pro Forma Basis), (i) the Credit Parties are in compliance with the financial covenants set forth in Section 5.9 of the Credit Agreement and (ii) no Default or Event of Default has occurred and is continuing.

(c) The Borrower shall have paid all fees and expenses due under the fee letter, dated as of the date hereof, among the Borrower and Amendment Lead Arranger and all other fees and reasonable out-of-pocket costs and expenses of the Administration Agent and the Amendment Lead Arranger (including the reasonable expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent) for which invoices have been presented prior to the Amendment Effective Date.

(d) The Administrative Agent shall have received customary evidence of authorization of the transactions described herein, valid organization and good standing (to the extent applicable) in the jurisdiction of organization, in each case with respect to the Borrower and each Guarantor, and officer’s certificates related thereto, substantially in the form delivered on the Closing Date pursuant to Section 4.1(b) of the Credit Agreement.

(e) The Administrative Agent shall have received the opinions of (i) Greenberg Traurig, P.A. and (ii) the general counsel of the Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent.

ARTICLE IV

Representation and Warranties

Section 4.1. The Borrower hereby represents and warrants as of the Amendment Effective Date that this Amendment has been, or when executed and delivered will be, duly and validly executed and delivered by the Borrower. Neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor performance of and compliance with the terms and provisions herein and thereof, by the Borrower will (a) violate in any material respect any Requirement of Law or any Material Contract of any Credit Party, (b) conflict with, result in a breach of or constitute a default under (i) the articles of incorporation, bylaws, articles of organization, operating agreement or other organization documents of the Credit Parties or (ii) any Material Contract to which such Person is a party or by which any of its properties may be bound or any material approval or material consent from any Governmental Authority relating to such Person which conflict, breach or default in any such case in this clause (ii) could reasonably be expected to have a Material Adverse Effect, or (c) result in, or require, the creation or imposition of any Lien on any Credit Party’s properties or revenues pursuant to any Requirement of Law, the articles of incorporation, bylaws, articles of organization, operating agreement or other organization documents of such Credit Party or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents or Permitted Liens.

Section 4.2. Immediately after giving effect to this Amendment, the representations and warranties contained in Article III of the Credit Agreement (A) with respect to representations and warranties that contain a materiality qualification, are true and correct and (B) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects.

ARTICLE V

Miscellaneous

Section 5.1. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.2. Reaffirmation. Each of the undersigned Guarantors (each, a “Reaffirming Party”) hereby acknowledges the Amendment and the transactions contemplated thereby. Each Reaffirming Party hereby reaffirms all obligations and liabilities of such Reaffirming Party under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, and confirms that such obligations and liabilities shall continue to be in full force and effect and shall continue to apply to the Credit Agreement and each other Loan Document.

Section 5.3. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPALS THAT WOULD CAUSE THE LAW OF ANOTHER JURISDICTION TO APPLY (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 5.4. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 5.5. Effect of Amendment. On and after the Amendment Effective Date, each reference to the Credit Agreement in any Loan Document (including to any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. Except as expressly set forth in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as in effect immediately prior to the Amendment Effective Date or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:	MEDNAX, INC., a Florida Corporation

	By:	/s/ Vivian Lopez-Blanco
Name: Vivian Lopez-Blanco
Title: Chief Financial Officer

GUARANTORS:	1500 CONCORD TERRACE, LLC, a Delaware Limited Liability Company

ALASKA NEONATOLOGY ASSOCIATES, INC., an Alaska Corporation

AMERICAN ANESTHESIOLOGY ASSOCIATES OF GEORGIA, LLC, a Georgia Limited Liability Company

AMERICAN ANESTHESIOLOGY ASSOCIATES OF ILLINOIS, S.C., an Illinois Service Corporation

AMERICAN ANESTHESIOLOGY ASSOCIATES OF MICHIGAN, P.C., a Michigan Professional Corporation

AMERICAN ANESTHESIOLOGY ASSOCIATES OF VIRGINIA, INC., a Virginia Corporation

AMERICAN ANESTHESIOLOGY GROUP OF TENNESSEE, P.C., a Tennessee Professional Corporation

AMERICAN ANESTHESIOLOGY OF FLORIDA, INC., a Florida Corporation

AMERICAN ANESTHESIOLOGY OF GEORGIA, LLC, a Georgia Limited Liability Company

	By:	/s/ Vivian Lopez-Blanco
Name: Vivian Lopez-Blanco
Title: Attorney in Fact of each of the foregoing

[Signature Page to Amendment No. 1 to Credit Agreement]

AMERICAN ANESTHESIOLOGY OF ILLINOIS, LLC, an Illinois Limited Liability Company

AMERICAN ANESTHESIOLOGY OF MARYLAND, P.C., a Maryland Professional Corporation

AMERICAN ANESTHESIOLOGY OF MICHIGAN, P.C., a Michigan Professional Corporation

AMERICAN ANESTHESIOLOGY OF NEW YORK, P.C., a New York Professional Corporation

AMERICAN ANESTHESIOLOGY OF NORTH CAROLINA, PLLC a North Carolina Professional Limited Liability Company

AMERICAN ANESTHESIOLOGY OF SYRACUSE, P.C., a New York Professional Corporation

AMERICAN ANESTHESIOLOGY OF TENNESSEE, P.C., a Tennessee Professional Corporation

AMERICAN ANESTHESIOLOGY OF TEXAS, INC., a Texas Nonprofit Corporation

AMERICAN ANESTHESIOLOGY OF THE SOUTHEAST, PLLC a North Carolina Professional Limited Liability Company

AMERICAN ANESTHESIOLOGY OF VIRGINIA, P.C., a Virginia Professional Corporation

AMERICAN ANESTHESIOLOGY, INC., a Florida Corporation

By:	/s/ Vivian Lopez-Blanco
Name: Vivian Lopez-Blanco
Title: Attorney in Fact of each of the foregoing

[Signature Page to Amendment No. 1 to Credit Agreement]

ANESTHESIA AND PAIN MANAGEMENT GROUP, LLC, a New Jersey Limited Liability Company

ANESTHESIOLOGY CONSULTANTS OF SOUTH CAROLINA, PLLC, a South Carolina Professional Limited Liability Company

AUGUSTA NEONATOLOGY ASSOCIATES, P.C., a Georgia Professional Corporation

AUSTIN ANESTHESIOLOGY GROUP, PLLC, a Texas Professional Limited Liability Company

BURLINGTON ANESTHESIA ASSOCIATES, P.A., a New Jersey Professional Association

CENTRAL OKLAHOMA NEONATOLOGY ASSOCIATES, INC., an Oklahoma Corporation

CRITICAL HEALTH SYSTEMS, INC., a Delaware Corporation

DATA MANAGEMENT, INC., an Illinois Corporation

GEORGIA PERIOPERATIVE CONSULTANTS, L.L.C., a Georgia Limited Liability Company

HORIZON ANESTHESIA, PLLC, a Virginia Professional Limited Liability Company

MAGELLA MEDICAL ASSOCIATES BILLING, INC., a Texas Corporation

MAGELLA MEDICAL ASSOCIATES MIDWEST, P.C., an Iowa Professional Corporation

By:	/s/ Vivian Lopez-Blanco
Name: Vivian Lopez-Blanco
Title: Attorney in Fact of each of the foregoing

[Signature Page to Amendment No. 1 to Credit Agreement]

MAGELLA MEDICAL ASSOCIATES OF GEORGIA, P.C., a Georgia Professional Corporation

MAGELLA MEDICAL GROUP, INC., a California Professional Corporation

MED-DATA, INCORPORATED, a Washington Corporation

MEDDIRECT, INC., a Michigan Corporation

MEDNAX SERVICES, INC., a Florida Corporation

MOUNTAIN STATES NEONATOLOGY, INC., an Idaho Corporation

MSI CONSULTING SERVICES, LLC, a Florida Limited Liability Company

NEONATAL SPECIALISTS, LTD., an Arizona Professional Corporation

NEONATOLOGY ASSOCIATES OF ATLANTA, P.C., a Georgia Professional Corporation

NORTHWEST NEWBORN SPECIALISTS, P.C., an Oregon Professional Corporation

OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C., an Arizona Professional Corporation

OBSTETRIX MEDICAL GROUP OF ATLANTA, LLC, a Georgia Limited Liability Company

OBSTETRIX MEDICAL GROUP OF CALIFORNIA, A PROFESSIONAL CORPORATION, a California Professional Corporation

By:	/s/ Vivian Lopez-Blanco
Name: Vivian Lopez-Blanco
Title: Attorney in Fact of each of the foregoing

[Signature Page to Amendment No. 1 to Credit Agreement]

OBSTETRIX MEDICAL GROUP OF COASTAL CAROLINA, PLLC, a North Carolina Professional Limited Liability Company

OBSTETRIX MEDICAL GROUP OF COLORADO, P.C., a Colorado Professional Corporation

OBSTETRIX MEDICAL GROUP OF KANSAS AND MISSOURI, P.A., a Kansas Professional Association

OBSTETRIX MEDICAL GROUP OF OKLAHOMA, P.C., an Oklahoma Professional Corporation

OBSTETRIX MEDICAL GROUP OF PHOENIX, P.C., an Arizona Professional Corporation

OBSTETRIX MEDICAL GROUP OF SACRAMENTO, P.C., a California Professional Corporation

OBSTETRIX MEDICAL GROUP OF TEXAS BILLING, INC., a Texas Corporation

OBSTETRIX MEDICAL GROUP OF THE CENTRAL COAST, PROFESSIONAL CORPORATION, a California Professional Corporation

OBSTETRIX MEDICAL GROUP OF UTAH, P.C., a Utah Professional Corporation

OBSTETRIX MEDICAL GROUP OF WASHINGTON, INC., P.S., a Washington Professional Services Corporation

OZARK NEONATAL ASSOCIATES, INC. a Missouri Corporation

PAIN CENTERS OF CHICAGO, LLC, an Illinois Limited Liability Company

By:	/s/ Vivian Lopez-Blanco
Name: Vivian Lopez-Blanco
Title: Attorney in Fact of each of the foregoing

[Signature Page to Amendment No. 1 to Credit Agreement]

PEDIATRIX CARDIOLOGY OF NEW MEXICO, P.C., a New Mexico Professional Corporation

PEDIATRIX CARDIOLOGY OF ORANGE COUNTY, P.C., a California Professional Corporation

PEDIATRIX CARDIOLOGY OF SPRINGFIELD, P.C., a Missouri Professional Corporation

PEDIATRIX CARDIOLOGY OF WASHINGTON, P.C., a Washington Professional Corporation

PEDIATRIX EMERGENT AND CRITICAL CARE SERVICES, LLC, a Louisiana Limited Liability Company

PEDIATRIX INTERNATIONAL, INC., a Florida Corporation

PEDIATRIX MEDICAL GROUP NEONATOLOGY AND PEDIATRIC INTENSIVE CARE SPECIALISTS OF NEW YORK, P.C., a New York Professional Corporation

PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A., an Arkansas Professional Association

PEDIATRIX MEDICAL GROUP OF CALIFORNIA, A PROFESSIONAL CORPORATION, a California Professional Corporation

PEDIATRIX MEDICAL GROUP OF COLORADO, P.C., a Colorado Professional Corporation

PEDIATRIX MEDICAL GROUP OF FLORIDA, INC., a Florida Corporation

By:	/s/ Vivian Lopez-Blanco
Name: Vivian Lopez-Blanco
Title: Attorney in Fact of each of the foregoing

[Signature Page to Amendment No. 1 to Credit Agreement]

PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C., a Georgia Professional Corporation

PEDIATRIX MEDICAL GROUP OF ILLINOIS, P.C., an Illinois Professional Corporation

PEDIATRIX MEDICAL GROUP OF INDIANA, P.C., an Indiana Professional Corporation

PEDIATRIX MEDICAL GROUP OF KANSAS, P.A., a Kansas Professional Association

PEDIATRIX MEDICAL GROUP OF KENTUCKY, P.S.C., a Kentucky Professional Services Corporation

PEDIATRIX MEDICAL GROUP OF LOUISIANA, L.L.C., a Louisiana Limited Liability Company

PEDIATRIX MEDICAL GROUP OF MICHIGAN, P.C., a Michigan Professional Corporation

PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C., a Missouri Professional Corporation

PEDIATRIX MEDICAL GROUP OF MONTANA, P.C., a Montana Professional Corporation

PEDIATRIX MEDICAL GROUP OF NEW MEXICO, P.C., a New Mexico Professional Corporation

PEDIATRIX MEDICAL GROUP OF NORTH CAROLINA, P.C., a North Carolina Professional Corporation

PEDIATRIX MEDICAL GROUP OF OHIO CORP., an Ohio Corporation

By:	/s/ Vivian Lopez-Blanco
Name: Vivian Lopez-Blanco
Title: Attorney in Fact of each of the foregoing

[Signature Page to Amendment No. 1 to Credit Agreement]

PEDIATRIX MEDICAL GROUP OF OKLAHOMA, P.C., an Oklahoma Professional Corporation

PEDIATRIX MEDICAL GROUP OF PENNSYLVANIA, P.C., a Pennsylvania Professional Corporation

PEDIATRIX MEDICAL GROUP OF SOUTH CAROLINA, P.A., a South Carolina Professional Association

PEDIATRIX MEDICAL GROUP OF TENNESSEE, P.C., a Tennessee Professional Corporation

PEDIATRIX MEDICAL GROUP OF TEXAS BILLING, INC., a Texas Corporation

PEDIATRIX MEDICAL GROUP OF THE MID- ATLANTIC, P.C., a Virginia Professional Corporation

PEDIATRIX MEDICAL GROUP OF WASHINGTON, INC., P.S., a Washington Professional Services Corporation

PEDIATRIX MEDICAL GROUP, INC., a Florida Corporation

PEDIATRIX MEDICAL GROUP, INC., a Utah Corporation

PEDIATRIX MEDICAL GROUP, P.A., a New Jersey Professional Association

PEDIATRIX MEDICAL GROUP, P.C., a Virginia Professional Corporation

PEDIATRIX MEDICAL GROUP, P.C., a West Virginia Professional Corporation

PEDIATRIX MEDICAL SERVICES, INC., a Texas Nonprofit Corporation

By:	/s/ Vivian Lopez-Blanco
Name: Vivian Lopez-Blanco
Title: Attorney in Fact of each of the foregoing

[Signature Page to Amendment No. 1 to Credit Agreement]

PEDIATRIX NEWBORN HEARING SCREEN, LLC, a Florida Limited Liability Company

PEDIATRIX OF MARYLAND, P.A., a Maryland Professional Association

PIEDMONT ANESTHESIA ASSOCIATES, L.L.C., a Georgia Limited Liability Company

PMG CARDIOLOGY, INC., a Florida Corporation

PMGSC, P.A., a South Carolina Professional Association

POKROY MEDICAL GROUP OF NEVADA, LTD., a Nevada Corporation

QUANTUM CLINICAL NAVIGATION SYSTEM, LLC, a North Carolina Limited Liability Company

SOUTHEAST ANESTHESIOLOGY CONSULTANTS, PLLC, a North Carolina Professional Limited Liability Company

SOUTHEAST ANESTHESIOLOGY CONSULTANTS OF VIRGINIA, PLLC, a Virginia Professional Limited Liability Company

SUMMIT ANESTHESIA ASSOCIATES, P.A., a New Jersey Professional Association

TEXAS NEWBORN SERVICES, INC., a Texas Corporation

By:	/s/ Vivian Lopez-Blanco
Name: Vivian Lopez-Blanco
Title: Attorney in Fact of each of the foregoing

[Signature Page to Amendment No. 1 to Credit Agreement]

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

	By:	/s/ John A. Horst
Name: John A. Horst
Title: Executive Director

[Lender Signature Page to Amendment No. 1 to Credit Agreement]